 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

April 24, 2018
Date of report (Date of earliest event reported)
_______________________
Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On April 26, 2018, Valeritas Holdings, Inc. (the “Company”) closed its previously announced public offering, in which it sold an aggregate of 13,700,000 shares of its common stock, $0.001 par value per share, at a public offering price of $1.75 per share before underwriting discounts and commissions to Oppenheimer & Co. Inc. (“Oppenheimer”), as representative for the several underwriters named in the Underwriting Agreement (as defined below), in accordance with and pursuant to the terms of an underwriting agreement, dated as of April 23, 2018 (the “Underwriting Agreement”), by and between the Company and Oppenheimer (the “Offering”). Total net proceeds to the Company from the Offering are expected to be approximately $21.5 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. Oppenheimer acted as the sole book-running manager for the Offering, and National Securities Corporation, a wholly-owned subsidiary of National Holdings Corporation, acted as co-manager in connection with the Offering.

On April 24, 2018, the Company issued a press release announcing pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Neither the disclosures on this Current Report on Form 8-K nor the attached press release shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “projects,” “intends,” “estimates,” and other words of similar meaning. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Readers should carefully consider any such statement and should understand that many factors could cause actual results to differ from these forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed, and actual future results may vary materially. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
99.1	Press release dated April 24, 2018.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERITAS HOLDINGS, INC.

Dated: April 27, 2018	By:	/s/ John E. Timberlake
Name: John E. Timberlake
Title: Chief Executive Officer